UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2004

CAPITAL CORP OF THE WEST
 (Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-27384 (Commission File Number)	77-0147763 (IRS Employer Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSUE

Exhibits:

99.1	Press Release dated August 13, 2004

On August 13, 2004, Capital Corp of the West (Nasdaq: CCOW) announced the sale of Regency Investment Advisors (RIA), a wholly owned subsidiary, to Mr. Daniel Ray as part of a management buy-out of RIA from Capital Corp of the West.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West (Registrant)

Dated: August 13, 2004	By	/s/ David A. Curtis
David A. Curtis Vice President and Controller